UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MORGAN STANLEY VARIABLE INVESTMENT SERIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MORGAN STANLEY VARIABLE INVESTMENT SERIES
MONEY MARKET PORTFOLIO

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue, New York, New York 10036

Toll Free (800) 869-NEWS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
January 29, 2016

To the Shareholders of the Money Market Portfolio:

Notice is hereby given of a Special Meeting of Shareholders (the "Meeting") of the Money Market Portfolio (the "Portfolio"), a portfolio of Morgan Stanley Variable Investment Series (the "Fund") to be held on January 29, 2016 at 9:00 a.m., at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc., Conference Room 7A, 7th Floor, 522 Fifth Avenue, New York, NY 10036, and any adjournments or postponements thereof.

The Meeting is being held for the following purposes:

1.  To consider and act upon a proposal to liquidate the Portfolio pursuant to the Plan of Liquidation adopted by the Board of Trustees of the Fund, a copy of which is attached as Exhibit A to the proxy statement accompanying this notice.

2.  To consider and act upon any other business as may properly come before the Meeting.

Only holders of record of shares of the Portfolio as of the close of business on December 10, 2015, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: January 20, 2016

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Voting Instruction Form. If you are unable to be present in person, please fill in, sign and return the enclosed Voting Instruction Form in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Voting Instruction Form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2016:

The Proxy Statement for the Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Voting Instruction Form.

MORGAN STANLEY VARIABLE INVESTMENT SERIES
MONEY MARKET PORTFOLIO

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue, New York, New York 10036
Toll Free (800) 869-NEWS

PROXY STATEMENT

Special Meeting of Shareholders
January 29, 2016

This Proxy Statement is furnished by the Board of Trustees (the "Board," the trustees of which are referred to as the "Trustees") of Morgan Stanley Variable Investment Series (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Special Meeting of Shareholders (the "Meeting") of the Money Market Portfolio (the "Portfolio"), a portfolio of the Fund to be held on January 29, 2016 at 9:00 a.m, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the "Adviser"), 522 Fifth Avenue, Conference Room 7A, 7th Floor, New York, NY 10036. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Voting Instruction Form will first be mailed to applicable insurance companies (each, an "Insurance Company" and collectively, the "Insurance Companies") on or about January 20, 2016. The purposes of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

The Insurance Companies will furnish this Proxy Statement to the owners of variable life insurance and/or variable annuity contracts ("Contract Owners") participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") (collectively, the "Registered Accounts") and that hold shares of the Portfolio to be voted at the Meeting, and will solicit voting instructions from those Contract Owners. For purposes of this Proxy Statement, the term "Shareholder" (when used to refer to the beneficial holder of ownership interests in the Portfolio) shall also be deemed to include Contract Owners.

Each Insurance Company will vote the shares of beneficial interest with respect to the Portfolio (collectively, the "Shares") held in its Registered Accounts: (i) for which timely voting instructions are received from Contract Owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from Contract Owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Portfolio held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from Contract Owners participating in all their Registered Accounts. The effect of proportional voting as described above is that a small number of Contract Owners can determine the outcome of the voting.

Proxies from Shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust, 522 Fifth Avenue, 19th Floor, New York, NY 10036; (ii) signing and returning a new proxy; or (iii) attending the Meeting and voting shares. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting. All valid Proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposal. Instructions from Contract Owners may be revoked by: (i) mailing written instructions addressed to the Secretary of the Fund, 522 Fifth Avenue, 19th Floor, New York, NY 10036; or (ii) signing and returning a new Voting Instruction Form. A Contract Owner may also attend the Meeting in person to revoke previously provided voting instructions and to provide new voting instructions.

Only one Proxy Statement will be delivered to multiple Shareholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Shareholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Shareholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o Morgan Stanley Client Relations, Attn: Morgan Stanley Variable Investment Series, 2000 Crown Colony Drive, Quincy, MA 02169, or by calling toll-free (800) 869-6397. Multiple Shareholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 869-6397.

The Board has fixed the close of business on December 10, 2015 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. Each full Share will be entitled to vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share. As of the Record Date, the Portfolio had 51,509,785.710 shares outstanding and entitled to vote.

The cost of soliciting Proxies for the Meeting, consisting principally of printing and mailing expenses, is expected to be approximately $8,600, all of which will be borne by the Portfolio. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, or otherwise through officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. The transfer agent services are currently provided by Boston Financial Data Services, Inc.

Shareholders may be able to give voting instructions by touchtone telephone or by Internet by following the instructions on the Voting Instruction Form accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to provide their voting instructions and confirm that their instructions have been properly recorded. To provide voting instructions by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Voting Instruction Form. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Voting Instruction Form in the shaded box.

The Fund will furnish, without charge, a copy of the Portfolio's annual report for its fiscal year ended December 31, 2014 and a copy of the Portfolio's semi-annual report for the period ended June 30, 2015 to any Shareholder of the Portfolio requesting such report. Requests for the Portfolio's annual report and semi-annual report should be made in writing to the Fund at Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, or by calling toll-free (800) 869-6397. You may also view the Portfolio's annual report and semi-annual report on the Adviser's Internet website at www.morganstanley.com/im.

Morgan Stanley Investment Management Inc. serves as the Fund's administrator. The business address of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, NY 10036. State Street

Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Trustees of the Fund recommends that you vote "FOR" the Proposal.

Your vote is important. Please return your Voting Instruction Card promptly no matter how many Shares you own.

PROPOSAL: LIQUIDATION AND DISSOLUTION OF THE PORTFOLIO

Introduction

At a meeting held on September 17, 2015, the Board unanimously declared advisable and approved the liquidation and dissolution of the Portfolio pursuant to the Plan of Liquidation adopted by the Board (the "Plan of Liquidation"), a form of which is attached hereto as Exhibit A, and directed that the matter be submitted to the Portfolio's Shareholders for their consideration and approval. The Fund's charter requires that the liquidation and dissolution of the Portfolio be approved by the affirmative vote of a majority of the outstanding Shares of the Portfolio.

If Shareholders approve the liquidation and dissolution of the Portfolio pursuant to the Plan of Liquidation, the Adviser will direct the orderly liquidation of the Portfolio's assets as soon as reasonably practicable, the discharging of, making reasonable provision for the payment of, or maintaining reserves against all liabilities of the Portfolio, and the distribution of the net proceeds to Shareholders in a liquidating distribution. Fund management expects that Shareholders will receive such distribution in cash. Such amount will be reduced by the expenses of the Portfolio in connection with the liquidation and dissolution of the Portfolio pursuant to the Plan of Liquidation. As soon as reasonably practicable following the payment of the final liquidating distribution, the Portfolio will dissolve. If Shareholders do not approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Board will consider what further action, if any, to take.

The Board unanimously recommends that you vote "FOR" the Proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation.

Background

In July 2014, the SEC proposed new rules and regulations for money market funds. Based on market trends, management believes that money market funds with a stable net asset value ("NAV") that will not be subject to these measures will be in greater demand. As of June 30, 2015, the Portfolio's net assets were approximately $56 million, which represents a year over year reduction of more than $12 million. The Adviser believes it is unlikely that the Portfolio will experience material growth in assets in the foreseeable future and, in fact, believes it is likely that redemptions may continue. Because of the inefficiencies, higher costs and disadvantageous economies of scale attendant with the Portfolio's small asset base, the Adviser concluded that it is in the best interests of the Portfolio and its Shareholders to liquidate and terminate the Portfolio and recommended that this course of action be considered by the Trustees at a meeting held on September 17, 2015.

At a meeting held on September 17, 2015, the Board considered whether it would be appropriate and in the best interests of the Portfolio and its shareholders to liquidate and terminate the Portfolio and, after careful consideration of the matter, the Trustees approved the liquidation and termination of the Portfolio pursuant to the Plan of Liquidation and directed that the matter be submitted to the Portfolio's Shareholders for their consideration and approval. In evaluating the Plan of Liquidation, the Trustees considered a number of factors, including: (i) sales demand and marketplace growth prospects given amendments to Rule 2a-7 under the 1940 Act that make the Portfolio subject to the imposition of liquidity fees and/or redemption gates; (ii) size and potential of the Portfolio's marketplace opportunity given that the Fund is dedicated to a sole distributor and this distributor is not currently utilizing the Portfolio in new variable annuity contracts and that the Portfolio has experienced net outflows as this contract ages and reaches the surrender period; (iii) the Portfolio's financial viability and future ability to support its expense structure given continued net outflows; (iv) current and historical assets under management of the Portfolio; and (v) alternatives to liquidation. Based on consideration of the foregoing and all other factors deemed relevant by them, the Trustees determined that approval of the Plan of Liquidation was in the best interests of the Portfolio and its Shareholders.

If Shareholders of the Portfolio fail to approve the Proposal, the Portfolio will not be liquidated and terminated and will continue to operate and be managed in accordance with the investment objective and policies of the Portfolio as currently in effect. However, in such case, the Trustees would determine what alternative action, if any, should be taken.

Description of the Plan and Liquidation of the Portfolio

The Plan will become effective on the date of its approval by Shareholders (the "Effective Date"). Following Shareholder approval, the Portfolio will, as soon as practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Shareholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of Shares and may, as determined to be appropriate by the Board, permit certain investors to purchase additional Shares of the Portfolio, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional Shares. After the distribution of assets to Shareholders, the Portfolio will be terminated in accordance with the Plan and Massachusetts law. The Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the complete liquidation and termination of the existence of the Portfolio and the distribution of assets of the Portfolio to its shareholders in redemption of the issued and outstanding shares of the Portfolio, all in accordance with the purposes intended to be accomplished by the Plan.

As soon as practicable after the Effective Date, the Portfolio will send to each Shareholder of record who has not redeemed its Shares a liquidating distribution equal to the Shareholder's proportionate interest in the remaining assets of the Portfolio and information concerning the sources of the liquidating distribution. Allstate Life Insurance Company and Allstate Life Insurance Company of New York may invest the proceeds from the liquidation of the Portfolio in an alternative investment option made available by their Contracts pursuant to instructions received from the Contract Owner. In certain circumstances, if a Contract Owner fails to give instructions to their life insurance company regarding reinvestment of the liquidating distribution, the proceeds may be invested on behalf of the Contract Owner in a default option, such as another money market fund, until instructions are received.

Except as may be otherwise agreed to between the Portfolio and the Adviser, all expenses incurred by or allocable to the Portfolio in carrying out the Plan and dissolving the Portfolio shall be borne by the Portfolio.

The adoption of the Plan will not affect the right of Shareholders to redeem Shares of the Portfolio at their then current net asset value.

It is anticipated that all officers of the Portfolio, as well as all entities serving the Portfolio, will continue in their present positions and capacities until such time as the Portfolio is liquidated and terminated.

General Income Tax Consequences

The following is a summary of certain federal income tax considerations generally relevant to the Portfolio and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its Shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

Prior to or on the last day of the Portfolio's final taxable year, the Trustees may authorize an income or capital gain dividend that would be distributed in addition to the final liquidation distribution.

Consequences of the Liquidation and Dissolution of the Portfolio

Shares of the Portfolio are held by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans.

Under the provisions of the Code currently in effect, net income and net realized capital gains of the Portfolio are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. The Portfolio believes that it has complied, and will continue to comply, with these requirements until liquidation.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Portfolio and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance policy prospectus.

Continued Qualification as a Regulated Investment Company During the Liquidation Period

The Portfolio expects to retain its qualification as a regulated investment company ("RIC") under the Code, during the liquidation period and, therefore, expects not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to Shareholders. In the unlikely event that the Portfolio should lose its status as a RIC during the liquidation process, (i) the Portfolio would be subject to taxes which would reduce any or all of the types of liquidating distributions and (ii) owners of variable annuity contracts and variable life insurance policies based on the Portfolio would be treated as owning shares of the Portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Section 817(h) of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

The Trustees of the Fund recommend that the Shareholders of the Portfolio approve the Plan of Liquidation and termination of the Portfolio.

ADDITIONAL INFORMATION

General

The holders of a majority of the shares issued and outstanding and entitled to vote of the Portfolio, represented in person or by proxy, will constitute a quorum at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of the Portfolio present in person or by proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as proxies will vote in favor of such adjournment provided that such persons named as proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Shareholders based on all relevant factors, including the nature of the proposal, the percentage of Shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject a Proposal is not obtained at the Meeting, the persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of a Proposal and will vote against any such adjournment those Proxies required to be voted against a Proposal. Abstentions will not be voted either for or against any such adjournment.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Investment Management Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, serves as the Fund's administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy Statement confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

  MARY E. MULLIN
  Secretary

Dated: January 20, 2016

Shareholders who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Voting Instruction Form and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

PLAN OF LIQUIDATION

The following Plan of Liquidation (the "Plan") of Money Market Portfolio (the "Portfolio"), a series of Morgan Stanley Variable Investment Series (the "Fund"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts, which operates as an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation of the Portfolio and the redemption of all of the issued and outstanding shares of the Portfolio in conformity with the provisions of the Fund's Declaration of Trust, dated February 24, 1983, as amended (the "Declaration of Trust"), and under Massachusetts law.

WHEREAS, the Fund's Board of Trustees (the "Board") has deemed it advisable and in the best interests of the Portfolio and its shareholders for the Portfolio to liquidate its assets and to redeem all of its issued and outstanding shares, and the Board, on September 17, 2015, considered the matter and authorized such liquidation and such redemption and the termination of the Portfolio, all pursuant to this Plan, and subject to the approval of the Portfolio's shareholders.

NOW, THEREFORE, the liquidation of the Portfolio and the redemption of all of the issued and outstanding shares of the Portfolio shall be carried out in the manner hereinafter set forth:

1.  Effective Date of Plan. This Plan shall be and become effective upon written notice by the Trustees, or their designees, to all of the shareholders of the Portfolio and the approval of the Plan by such shareholders (the "Effective Date"). Such notice to the shareholders of the Portfolio shall comply with Section 6.9(i) of the Declaration of Trust relating to the Trustees' power to liquidate a series of the Fund, subject to the approval of shareholders of such series and Section 6.7 of the Declaration of Trust relating to notices to shareholders.

2.  Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its shareholders in redemption of the issued and outstanding shares of the Portfolio in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of shares and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to shareholders and permit the reinvestment thereof in additional shares, as applicable.

3.  Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash form as practicable consistent with the terms of the Plan.

4.  Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 5 below.

5.  Liquidating Distribution. As soon as practicable after the Effective Date, the Portfolio will mail or wire, as applicable, the following to each shareholder of record who has not redeemed its shares: (i) a liquidating distribution equal to the shareholder's proportionate interest in the remaining

A-1

assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 4 above) in redemption of all of the issued and outstanding shares of the Portfolio held by such shareholder, and (ii) information concerning the sources of the liquidating distribution.

6.  Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Fund and its investment adviser, Morgan Stanley Investment Management Inc., all expenses incurred by or allocable to the Portfolio in carrying out this Plan, liquidating the Portfolio and redeeming the issued and outstanding shares of the Portfolio shall be borne by the Portfolio.

7.  Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and ﬁling of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Massachusetts law.

The death, resignation or other disability of any trustee or any officer of the Fund shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in this Plan.

8.  Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the complete liquidation and termination of existence of the Portfolio, and the distribution of assets of the Portfolio to its shareholders in redemption of the issued and outstanding shares of the Portfolio, all in accordance with the purposes intended to be accomplished by this Plan.

9.  Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the liquidation date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Portfolio all of the Portfolio's investment company taxable income for taxable years ending at or prior to the liquidation date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the liquidation date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

10.  Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

Morgan Stanley Variable Investment Series,

On behalf of the Money Market Portfolio

By:

Name:
Title:

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EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return in the postage-paid envelope

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	MORGAN STANLEY VARIABLE INVESTMENT SERIES -	VOTING INSTRUCTION CARD
MONEY MARKET PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2016

[INSURANCE COMPANY NAME DROP-IN]

This Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of Morgan Stanley Variable Investment Series — Money Market Portfolio, for which it is the record or beneficial owner on your behalf.

The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund be cast as directed on the reverse side at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036 in Conference Room 7A, on January 29, 2016 at 9:00 a.m., New York Time, and at any adjournments or postponements thereof (the “Meeting”).  The undersigned, by completing this Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.  If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposal listed on the reverse side.  Shares of the Fund for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name appears on this Voting Instruction Card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office or position held. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MSV_27367_VI_011416

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on January 29, 2016.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-27367

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a proposal to liquidate the Portfolio pursuant to the Plan of Liquidation adopted by the Board of Trustees of the Fund.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue New York NY 10036 On January 29, 2016

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY VARIABLE INVESTMENT SERIES -	PROXY
MONEY MARKET PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 29, 2016

This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley Variable Investment Series — Money Market Portfolio (the “Portfolio”).

The undersigned hereby constitutes and appoints John H. Gernon and Mary E. Mullin, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Portfolio held of record by the undersigned on December 10, 2015 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036 in Conference Room 7A, on January 29, 2016 at 9:00 a.m., New York time, and at any adjournments or postponements thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MSV_27367_011416

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on January 29, 2016.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-27367

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a proposal to liquidate the Portfolio pursuant to the Plan of Liquidation adopted by the Board of Trustees of the Fund.	☐	☐	☐

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.